EXHIBIT 24.1


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned persons hereby constitutes and appoints Brian L. Halla, Lewis Chew, and John M. Clark III, and each of them singly, his true and lawful attorney-in-fact and in his name, place, and stead, and in any and all of his offices and capacities with National Semiconductor Corporation (the "Company"), to sign the Annual Report on Form 10-K for the Company's 2006 fiscal year, and any and all amendments to said Annual Report on Form 10-K, and generally to do and perform all things and acts necessary or advisable in connection therewith, and each of the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite his signature.

                 SIGNATURE                                  DATE
                 ---------                                  ----


//S// BRIAN L. HALLA                                      July 19, 2006
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      Brian L. Halla

//S// STEVEN R. APPLETON                                  July 19, 2006
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      Steven R. Appleton

//S// GARY P. ARNOLD                                      July 19, 2006
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      Gary P. Arnold

//S// RICHARD J. DANZIG                                   July 19, 2006
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      Richard J. Danzig

//S// JOHN T. DICKSON                                     July 19, 2006
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      John T. Dickson

//S// ROBERT J. FRANKENBERG                               July 19, 2006
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      Robert J. Frankenberg

//S// E. FLOYD KVAMME                                     July 19, 2006
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      E. Floyd Kvamme

//S// MODESTO A. MAIDIQUE                                 July 19, 2006
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      Modesto A. Maidique

//S// EDWARD R. McCRACKEN                                 July 19, 2006
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      Edward R. McCracken

//S// LEWIS CHEW                                          July 13, 2006
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      Lewis Chew

//S// JAMIE E. SAMATH                                     July 12, 2006
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      Jamie E. Samath